Exhibit 10.1

Case 2:14-cv-03015-CAS-JEM Document 34 Filed 02/09/15 Page 1 of 4 Page ID #:243

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Laurence M. Rosen, Esq., Cal. Bar No. 219683

Yu Shi, Esq. (Pro Hac Vice)

THE ROSEN LAW FIRM, P.A.

355 South Grand Avenue, Suite 2450

Los Angeles, CA 90071

Telephone: (213) 785-2610

Facsimile: (213) 226-4684

Email: lrosen@rosenlegal.com

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7	Counsel for Lead Plaintiff
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John R. Armstrong, Cal. Bar No. 183912

Horwitz + Armstrong LLP

26475 Rancho Parkway South

Lake Forest, CA 92630

Telephone: (949) 540-6540

Facsimile: (949) 540-6583

Email: jarmstrong@horwitzarmstrong.com

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14	Counsel for Defendants
15	UNITED STATES DISTRICT COURT
16	CENTRAL DISTRICT OF CALIFORNIA
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18	RANDY ROMERO; ET AL., Plaintiff, v. GROWLIFE, INC.; ET AL, Defendants. _______________________________ AND RELATED CASES	Master File No. CV14-3015-CAS(JEMx) CLASS ACTION NOTICE OF PROPOSED SETTLEMENT
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27	This Document Relates To: All Actions
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Notice of Proposed Settlement
CV14-3015-CAS(JEMx)

Case 2:14-cv-03015-CAS-JEM Document 34 Filed 02/09/15 Page 2 of 4 Page ID #:244

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TO THE COURT:

In  accordance  with  Local  Rule  16-15.7, the  undersigned parties  hereby submit this Notice of Proposed Settlement to notify the Court that Lead Plaintiff

Bryan Chong and Defendants GrowLife, Inc., Sterling C. Scott, John Genesi,

Marco Hegyi, Rob Hunt, Eric Shevin, Alan Hammer, Anthony Ciabattoni, and Jeff

Giarraputo (collectively, the “Parties”) have reached a settlement in this action,

subject to the Court’s approval.  The Parties are in the process of formalizing their settlement agreement.

In light of the proposed settlement, the Parties request that the Court adjourn the Status Conference currently set for March 2, 2015.  Lead Plaintiff will file a motion for preliminary approval of the proposed settlement within forty-five (45)

days of the submission of this Notice of Proposed Settlement.

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Notice of Proposed Settlement
CV14-3015-CAS(JEMx)

Case 2:14-cv-03015-CAS-JEM Document 34 Filed 02/09/15 Page 3 of 4 Page ID #:245

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2	Dated: February 9, 2015

THE ROSEN LAW FIRM, P.A.

By:     /s/ Laurence Rosen

Laurence M. Rosen, Esq. (SBN 219683)

Yu Shi, Esq. (Pro Hac Vice)

355 South Grand Avenue, Suite 2450

Los Angeles, CA 90071

Telephone: (213) 785-2610

Facsimile: (213) 226-4684

Email: lrosen@rosenlegal.com

Counsel for Lead Plaintiff

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12	Dated: February 9, 2015

HOROWITZ & ARMSTRONG LLP

By:     s/ John R. Armstrong

John R. Armstrong, Esq.

26475 Rancho Parkway South

Lake Forest, CA 92630

Telephone: (949) 540-6540

Facsimile: (949) 540-6578

Email:jarmstrong@horwitzarmstrong.com

Counsel for Defendants GrowLife, Inc.,

Sterling C. Scott, John Genesi, Marco

Hegyi, Rob Hunt, Eric Shevin, Alan

Hammer, Anthony Ciabattoni, and Jeff

Giarraputo

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Notice of Proposed Settlement

Case 2:14-cv-03015-CAS-JEM Document 34 Filed 02/09/15 Page 4 of 4 Page ID #:246

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CERTIFICATE OF SERVICE

I, Laurence Rosen, hereby declare under penalty of perjury as follows:

I am attorney with the Rosen Law Firm, P.A., with offices at 355 South

Grand  Avenue,  Suite  2450,  Los  Angeles,  CA,  90071.  I  am  over  the  age  of eighteen.

On  February  9,  2015,  I  electronically  filed  the  foregoing NOTICE OF

PROPOSED SETTLEMENT with  the  Clerk  of  the  Court  using  the  CM/ECF system, which sent notification of such filing to counsel of record.

Executed on February 9, 2015

/s/ Laurence Rosen

Laurence Rosen

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Notice of Proposed Settlement